SECOND AMENDMENT TO CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of July 1, 2004 is among HEARTLAND FINANCIAL USA, INC., a corporation formed under the laws of the State of Delaware (the "Borrower"), each of the banks party hereto (individually, a "Bank" and collectively, the "Banks") and THE NORTHERN TRUST COMPANY, as agent for the Banks (in such capacity, together with its successors in such capacity, the "Agent").

WHEREAS, the Borrower, the Agent and the Banks have entered into a Credit Agreement dated as of January 31, 2004, as amended by that First Amendment to Credit Agreement dated as of March 9, 2004 (as so amended, the "Credit Agreement"); and

WHEREAS, the Borrower, the Agent and the Banks wish to amend the Credit Agreement in order to permit the Borrower to incur a $300,000 low interest loan from the City of Dubuque to fund certain building;

NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Definitions. Terms defined in the Credit Agreement and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement and terms defined in the introductory paragraphs or other provisions of this Amendment shall have the respective meanings attributed to them therein.. In addition, the following terms shall have the following meanings (terms defined in the singular having a. correlative meaning when used in the plural and vice versa):

"Effective Date" shall mean July 1, 2004, if (i) this Amendment shall have been executed and delivered by the Borrower, the Agent and the Banks and (ii) the Borrower shall have performed its obligations under Section 3, hereof.

2.   Amendment to Section 7.5(a) of the Credit Agreement. Section 7.5(a), of the Credit Agreement is hereby amended as of the Effective Date by the addition of the following new sub-section (viii) thereto:

(viii) in the case of the Borrower, indebtedness to the City of Dubuque, Iowa, in an amount not to exceed $300,000, to be used for the purpose of funding building improvements,

3.  Conditions to Effective Date. The occurrence of the .Effective Date shall be subject to the satisfaction, on and as of the Effective Date, of the following conditions precedent:

(a)  The Borrower, the Agent and the Majority Banks shall have executed and delivered this Amendment.

(b)  No Default shall have occurred and be continuing under the Credit Agreement, and the representations and warranties of the Borrower in Section 6 of the Credit Agreement and in Section 7 hereof shall be true and correct on and as of the Effective Date and the Borrower shall have provided to the Agent a certificate of a senior officer of the Borrower to that effect,

(c)  Each Guarantor shall acknowledge and consent to this Amendment for purposes of its Guaranty Agreement as evidenced by its signed acknowledgment of this Amendment on the signature page hereof.

(d)  The Borrower shall have delivered to the Agent, on behalf of the Banks, such other documents as the Agent may reasonably request.

4.   Effective Date Notice. Promptly following the occurrence of the Effective Date, the Agent shall give notice to the parties of the occurrence of the Effective Date, which notice shall be conclusive, and the parties may rely thereon; provided, that such notice shall not waive or otherwise limit any right or remedy of the Agent or the Banks arising out of any failure of any condition precedent set forth in Section 3 to be satisfied.

5.   Termination. If the Effective Date shall not have occurred on or before August 31, 2004, the Agent on instruction of the Majority Banks may terminate this Amendment by notice in writing to the Borrower at any time, before the occurrence of the Effective Date; provided, that the Borrower's obligations under Section 11 shall survive any such termination.

6.   Ratification, The parties agree that the Credit Agreement, as amended hereby, and the Notes have not lapsed or terminated, are in full force and effect, and are and from and after the Effective Date shall remain binding in accordance with their terms. .

7.  Representations and Warranties. The Borrower represents and warrants to the Agent and the Banks that:

(a)  No Breach. The execution, delivery and performance of this Amendment will not conflict with or result in a breach of, or cause the creation. of a Lien or require any consent under, the articles of incorporation or bylaws of the Borrower, or any applicable law or regulation, or any order, injunction or decree of any court or governmental authority or agency, or any agreement or instrument to which the Borrower is a party or by which it or its property is bound.

(b)  Power and Action, Binding Effect. The Borrower has been duly incorporated and is validly existing as a corporation under the laws of the State of Delaware and has all necessary power and authority to execute, deliver and perform its obligations under this Amendment. and the Credit Agreement, as amended by this Amendment; the execution, delivery and performance by the Borrower of this Amendment and the Credit Agreement, as amended by this Amendment, have been duly authorized by all necessary action on its part; and this Amendment and the Credit Agreement, as amended by this Amendment, have been duly and validly executed and delivered by the Borrower and constitute legal, valid and binding obligations, enforceable in accordance with their respective terms.

(c) Approvals. No authorizations, approvals or consents of, and no filings or registrations with, any governmental or regulatory authority or agency or any other person are necessary for the execution, delivery or performance by the Borrower of this Amendment or the Credit Agreement, as amended by this Amendment, or for the validity or enforceability thereof.

8.   Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, the Agent and the Banks and their respective successors and assigns, except that the Borrower may not transfer or assign any of its rights or interest hereunder.

9.  Governing Law. This Amendment shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of Illinois.

10.   Counterparts. This Amendment may be executed in any number of counterparts and each party hereto may execute any one or more of such counterparts, all of which shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telecopy shall be as effective as delivery of a manually executed counterpart of this Amendment.

11.   Expenses. Whether or not the Effective Date shall occur, without limiting the obligations of the Borrower under the Credit Agreement, the Borrower agrees to pay, or to reimburse on demand, all reasonable costs and expenses incurred by the Agent in connection with the negotiation, preparation, execution, delivery, modification, amendment or enforcement of this Amendment, the Credit Agreement and the other agreements, documents and instruments referred to herein, including the reasonable fees and expenses of Gardner Carton & Douglas LLP, special counsel to the Agent, and any other counsel engaged by the Agent.

[Signature Page Follows]

IN WITNESS WHEREOF, this Amendment has been executed as of the date first above written.

HEARTLAND FINANCIAL USA, INC.
By: /s/ John K. Schmidt
Name: John K. Schmidt
Title: EVP, CFO, COO

THE NORTHERN TRUST COMPANY,
As Agent

By: /s/ Thomas E. Bernhardt
Name: Thomas E. Bernhardt
Title: Vice President

BANKS:

THE NORTHERN TRUST COMPANY
By: /s/ Thomas E. Bernhardt
Name: Thomas E. Bernhardt
Title: Vice President

HARRIS TRUST AND SAVINGS BANK
By: /s/ Michael S. Cameli
Name: Michael S. Cameli
Title: Vice President

U.S. BANK NATIONAL ASSOCIATION
By: /s/ Jay Strunk
Name: Jay Strunk
Title: Assistant Vice President

GUARANTOR ACKNOWLEDGEMENT

Each of the undersigned Guarantors hereby acknowledges and consents to the Borrower’s execution of this Amendment.

CITIZENS FINANCE CO.    ULTEA, INC.
By: /s/ John K. Schmidt    By: /s/ John K. Schmidt
Title: Treasurer     Title: Treasurer

CERTIFICATE

The undersigned as Executive Vice President, Chief Financial Officer and Chief Operating Officer of Heartland Financial USA, Inc., hereby certifies as follows:

1.  No Default, as defined in the Credit Agreement among Heartland Financial USA, Inc. (the "Borrower"), certain banks and The Northern Trust Company as agent, as amended ("Credit Agreement") has occurred and is continuing.

2.  The representations and warranties of the Borrower in Section 6 of the Credit Agreement and in Section 7 of the Fourth Amendment and Waiver to Credit Agreement dated as of March 1, 2005, are true and correct on and as of the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this Certificate as of March 1, 2005.

HEARTLAND FINANCIAL USA, INC.
By: /s/ John K. Schmidt
Name: John K. Schmidt
Title: EVP, CFO, COO